EXHIBIT 99.2



                               BOOKS ARE FUN, LTD.

                 INDEX TO UNAUDITED INTERIM FINANCIAL STATEMENTS




Unaudited Interim Financial Statements of Books Are Fun, Ltd.

   Balance Sheet as of June 26, 1999...........................................2
   Statements of Operations for the Six Months
     ended June 26, 1999 and June 27, 1998.....................................4
   Statements of Cash Flows for the Six Months
     ended June 26, 1999 and June 27, 1998.....................................5
   Notes to Financial Statements...............................................6











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





                               BOOKS ARE FUN, LTD.

                                  BALANCE SHEET

                            June 26, 1999 (unaudited)



ASSETS

Current assets:
   Cash and cash equivalents                                        $  1,909,781
   Accounts receivable, less allowance for doubtful
     accounts of $874,114                                              3,578,598
   Inventories                                                        32,203,411
   Deferred income taxes (Note 5)                                        511,000
   Prepaid expenses and other current assets                           2,014,531
                                                                  --------------
Total current assets                                                  40,217,321

Property and equipment, at cost:
   Land                                                                  206,734
   Building and improvements                                           1,808,080
   Furniture, fixtures and equipment                                   3,300,934
   Construction in progress (Note 3)                                   8,321,219
                                                                  --------------
                                                                      13,636,967
   Less accumulated depreciation                                     (1,819,452)
                                                                  --------------
                                                                      11,817,515

Deferred financing costs, less accumulated
     amortization of $193,024                                          1,112,611

Deferred income taxes (Note 5)                                         2,554,000

Other assets                                                              10,321

                                                             ===================
Total assets                                                         $55,711,768
                                                             ===================




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


                               BOOKS ARE FUN, LTD.

                            BALANCE SHEET (CONTINUED)

                            June 26, 1999 (unaudited)





LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

Current liabilities:
   Accounts payable                                               $  13,175,472
   Accrued expenses                                                   6,040,989
   Income taxes payable                                               2,072,568
   Current portion of long-term debt (Note 2)                        10,900,000
                                                              ------------------
Total current liabilities                                            32,189,029

Long-term debt, less current portion (Note 2)                        80,125,000

Commitments (Note 3)

Redeemable common and preferred stock purchase
     warrants (Note 4)                                                 3,743,600

Stockholders' equity (deficit) (Note 4):
   Participating preferred stock, stated at fair value at
     issuance date, $.01 par value; 100,000  shares
     authorized,   54,294.874  shares  issued  and  outstanding       60,081,632

   Common stock, $.01 par value; 3,000,000 shares authorized,
     906,740 shares issued and outstanding                                 9,067

   Non-voting common stock, $.01 par value; 250,000 shares
     authorized, 154,444 shares issued and outstanding                     1,544

   Additional paid-in capital                                          5,898,516

   Accumulated other comprehensive loss - foreign
     currency translation adjustment                                   (173,494)

   Retained earnings (deficit)                                     (126,163,126)
                                                             ===================
Total stockholders' equity (deficit)                                (60,345,861)
                                                             ===================
Total liabilities and stockholders' equity (deficit)               $  55,711,768
                                                             ===================



See accompanying notes.




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


                               BOOKS ARE FUN, LTD.

                            STATEMENTS OF OPERATIONS

                          Six months ended (unaudited)




                                                             JUNE 26, 1999       JUNE 27, 1998

Net sales                                                     $86,216,684         $66,148,639
Cost of sales                                                  40,607,312          31,095,967
                                                          -----------------------------------------
Gross profit                                                   45,609,372          35,052,672

Selling, general and administrative expenses                   32,133,149          24,798,437
Stock option expense                                               94,655             200,000
                                                          -----------------------------------------
Operating income                                              13,381,568          10,054,235

Interest expense                                              (3,153,335)         (4,546,251)
Interest income                                                   64,363              68,445
                                                          -----------------------------------------
Income before income taxes and extraordinary item             10,292,596           5,576,429

Income tax expense (Note 5)                                    4,218,000           2,346,000
                                                          -----------------------------------------
Net Income                                                     6,074,596           3,230,429

Less:
   Preferred stock dividends (Note 4)                         (2,913,548)         (2,930,008)
                                                          =========================================
Net income applicable to common stockholders               $    3,161,048        $    300,421
                                                          =========================================



See accompanying notes.





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


                               BOOKS ARE FUN, LTD.

                            STATEMENTS OF CASH FLOWS

                          Six months ended (unaudited)




                                                                         JUNE 26, 1999      JUNE 27, 1998

OPERATING ACTIVITIES
Net income                                                                   $6,074,596         $3,230,429
Adjustments to reconcile net income to net cash provided by
   operating activities:
   Depreciation and amortization                                                454,599            370,334
   Deferred income taxes                                                        (12,000)           260,000
   Noncash stock option expense                                                  94,655            200,000
   Amortization of debt discount                                                      0             82,456
   Changes in operating assets and liabilities:
     Decrease in accounts receivable                                          1,604,528          2,328,361
     Decrease/(Increase) in inventories                                       4,727,375           (561,320)
     Increase in prepaid expenses and other assets                           (1,282,811)        (1,639,995)
     Decrease in accounts payable                                              (889,819)        (5,417,331)
     Decrease in accrued expenses                                            (4,721,098)        (2,326,041)
                                                                       --------------------------------------
Net cash provided by operating activities                                     6,050,025         (3,473,107)

INVESTING ACTIVITIES
Purchases of property and equipment                                          (7,036,827)          (370,563)
                                                                       --------------------------------------
Net cash used by investing activities                                        (7,036,827)          (370,563)

FINANCING ACTIVITIES
Proceeds from issuance of long-term debt                                      9,000,000          9,000,000
Payments of long-term debt                                                  (10,875,000)        (9,051,963)
                                                                       --------------------------------------
Net cash used by financing activities                                        (1,875,000)           (51,963)

Effect of exchange rate changes on cash                                         320,152           (137,897)
                                                                       --------------------------------------
Net decrease in cash and cash equivalents                                    (2,541,650)        (4,033,530)

Cash and cash equivalents at beginning of year                                4,451,431          6,582,536
                                                                       ======================================
Cash and cash equivalents at end of year                                   $  1,909,781       $  2,549,006
                                                                       ======================================

SUPPLEMENTAL DISCLOSURES
Interest paid                                                              $  1,986,359       $  4,477,327
Income taxes paid                                                             7,645,076          2,297,883


See accompanying notes.




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


                               BOOKS ARE FUN, LTD.

                          NOTES TO FINANCIAL STATEMENTS

          Six Months ended June 26, 1999 and June 27, 1998 (unaudited)




1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION

Books Are Fun, Ltd. (the "Company") is a display marketer of non-fiction and children's books. The Company sells through independent sales representatives throughout the United States and Canada. The Company purchases from numerous publishers worldwide, none of whom are material suppliers to the Company.

BASIS OF PRESENTATION

The accompanying condensed financial statements have not been audited, but in the opinion of management, have been prepared in conformity with generally accepted accounting principles applying certain judgments and estimates which include all adjustments considered necessary to present fairly such information. Operating results for any interim period are not necessarily indicative of the results for an entire year because of the seasonality of the Company's business.

USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

CASH EQUIVALENTS

The Company considers all highly liquid investments with a maturity of three months or less when purchased to be cash equivalents.

ACCOUNTS RECEIVABLE

Concentrations of credit risk with respect to trade receivables are limited due to the number of accounts and their geographic dispersion. The Company performs initial and periodic credit evaluations and generally does not require collateral.

INVENTORIES

Inventories are stated at the lower of weighted average cost or market.

PROPERTY AND EQUIPMENT

Depreciation is provided by the straight-line method over the estimated useful lives of depreciable assets.



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



                               BOOKS ARE FUN, LTD.

                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)




1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

DEFERRED FINANCING COSTS

Deferred financing costs are amortized over the term of the related loans ranging from 6 to 8 years.

INCOME TAXES

The Company follows the liability method of accounting for income taxes, under which deferred income tax assets and liabilities are determined based on the difference between financial reporting and income tax bases of assets and liabilities using enacted marginal tax rates. Deferred income tax expense or benefit is based on the changes in the asset or liability from period to period.

FOREIGN CURRENCY TRANSLATION

The Company has operations in Canada and the United Kingdom, and as a result has foreign branch financial statements denominated in Canadian dollars and British pounds. Foreign currency denominated assets and liabilities are translated using the exchange rates in effect at the balance sheet date. Results of operations are translated using the average exchange rates prevailing throughout the year. Gains and losses from foreign currency transactions, which have been immaterial, are included in net income for the year. The effects of exchange rate fluctuations on translating foreign currency denominated financial statements into U. S. dollars are accumulated as part of the foreign currency translation adjustment in stockholders' equity.

ADVERTISING

The Company expenses advertising costs as incurred. Advertising expense was approximately $260,955 and $112,895 for the six months ending June 26, 1999 and June 27, 1998.


2. LONG-TERM DEBT

Long-term debt at June 26, 1999 consists of the following:

   Senior Term Loan A, payable in increasing quarterly
     installments through May 2003; interest at defined
     rate options.                                                   $68,200,000

   Senior Term Loan B, payable in increasing quarterly
     installments through May 2004; interest at defined
     rate options.                                                    22,825,000
                                                             -------------------
                                                                      91,025,000
   Less amounts due within one year                                 (10,900,000)
                                                             ===================
   Long-term debt, less current portion                              $80,125,000
                                                             ===================

                               BOOKS ARE FUN, LTD.

3. COMMITMENTS


The Company leases office space and equipment under operating lease agreements with expiration dates through August 2003. Rental expense for all operating leases was approximately $147,464 and $152,558 for the six months ending June 26, 1999 and June 27, 1998. Generally, management expects that leases will be renewed or replaced by other leases in the normal course of operations.

The Company anticipates capital expenditures of approximately $10,000,000 in connection with the construction of a new corporate headquarters facility, of which approximately $8,321,219 had been incurred as of June 26, 1999 and was included in construction in progress.


4. STOCKHOLDERS' EQUITY

The Company's participating preferred stock has no voting rights and provides for cumulative dividends at an annual rate of 10%, and participates in 20% of any other dividends. No dividends have been declared or paid. Unpaid preferred dividends for the six months ending June 26, 1999 and June 27, 1998 were approximately $2,913,548 and $2,930,008 respectively. Upon liquidation, holders of preferred stock are paid the liquidation value, as defined, of all outstanding shares plus accrued and unpaid dividends thereon, plus an amount equal to 20% of all remaining assets available to the Company's common shareholders.

The Company's voting common stock has full voting rights. The Company has also authorized 250,000 shares of non-voting common stock. Holders of non-voting common stock are entitled to convert their shares to common stock, upon the occurrence of certain specified events.


5. INCOME TAXES

Components of income tax expense for the six months ending June 26, 1999 and June 27, 1998 are as follows:

   Current expense                             $4,207,000         $2,088,000
   Deferred expense                                11,000            258,000
                                         ================== ===================
   Total income tax expense                    $4,218,000         $2,346,000
                                         ================== ===================

Components of net deferred tax assets as of June 26, 1999:

   Deferred tax assets:
   Current accruals, reserves, allowances                          $   511,000
   Non-current accruals, reserves, allowances                        2,717,000
   Deferred tax liabilities:
   Excess of tax over book depreciation (non current)                  163,000
                                                              ==================
   Net deferred tax assets                                          $3,065,000
                                                              ==================




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